                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated July 23, 1999 relating to the financial statements, which appears in Pharmacyclics, Inc.'s Annual Report on Form 10-K/A for the year ended June 30, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



PricewaterhouseCoopers LLP

San Jose, California
March 30, 2000